Exhibit 99.2

Certification of Chief Financial Officer of

COMMUNITY NATIONAL BANCORPORATION

Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned Chief Financial Officer of Community National Bancorporation, hereby certifies that:

  Community National Bancorporation's Quarterly Report on Form 10-QSB for the period ended March 31, 2003, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Community National Bancorporation.

/S/ Terry L. Alston
Terry L. Alston
Chief Financial Officer
May 14, 2003